UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22314

Oppenheimer Corporate Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 4/30/2015

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS April 30, 2015 Unaudited

	Principal Amount	Value
Mortgage-Backed Obligations—0.3%
Banc of America Commercial Mortgage Trust, Series 2007-5, Cl. AM, 5.772%, 2/10/51[1]	$120,000	$127,522
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	75,934	67,619
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.342%, 12/25/35[1]	114,232	110,850
Wells Fargo Mortgage-Backed Securities Trust:
Series 2006-AR2, Cl. 2A3, 2.615%, 3/25/36[1]	115,882	114,829
Series 2007-AR8, Cl. A1, 2.612%, 11/25/37[1]	80,237	70,899
Total Mortgage-Backed Obligations (Cost $464,759)		491,719

Corporate Bonds and Notes—91.0%
Consumer Discretionary—11.1%
Auto Components—0.2%
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	330,000	335,312

Automobiles—1.8%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	387,000	600,098
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	1,440,000	1,474,160
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	578,000	692,127
		2,766,385

Diversified Consumer Services—0.5%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	700,000	742,875

Hotels, Restaurants & Leisure—0.8%
Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	240,000	241,267
Marriott International, Inc., 3.25% Sr. Unsec. Nts., 9/15/22	395,000	399,750
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	517,000	606,664
		1,247,681

Household Durables—1.1%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	351,000	368,550
Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22	250,000	254,062
4.75% Sr. Unsec. Nts., 5/30/25	506,000	504,735
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	589,000	605,198
		1,732,545

Media—3.8%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	628,000	781,980
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	775,000	834,077
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	705,000	716,515
Historic TW, Inc., 9.15% Debs., 2/1/23	360,000	492,249
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	524,000	552,136
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	739,000	757,475
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[2]	520,000	531,308

1 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Time Warner, Inc., 4.65% Sr. Unsec. Nts., 6/1/44	$250,000	$258,942
WPP Finance 2010, 4.75% Sr. Unsec. Nts., 11/21/21	850,000	957,080
		5,881,762

Multiline Retail—0.5%
Family Tree Escrow LLC, 5.75% Sr. Sec. Nts., 3/1/23[2]	730,000	770,150

Specialty Retail—1.4%
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	699,000	739,192
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	320,000	371,151
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	572,000	579,606
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	456,000	474,934
		2,164,883

Textiles, Apparel & Luxury Goods—1.0%
Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25[2]	775,000	778,391
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	670,000	686,750
		1,465,141

Consumer Staples—5.0%
Beverages—1.1%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	485,000	752,714
Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	496,000	507,160
Diageo Capital plc, 3.875% Sr. Unsec. Unsub. Nts., 4/29/43	410,000	407,711
		1,667,585

Food & Staples Retailing—0.8%
Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	465,000	501,477
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	640,000	690,930
		1,192,407

Food Products—2.6%
Archer-Daniels-Midland Co., 5.765% Sr. Unsec. Nts., 3/1/41[1]	572,000	730,553
Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	793,000	974,061
JM Smucker Co., 3.50% Sr. Unsec. Nts., 3/15/25[2]	530,000	534,152
Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42	265,000	287,010
TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	740,000	764,050
Tyson Foods, Inc., 4.875% Sr. Unsec. Nts., 8/15/34	656,000	715,954
		4,005,780

Tobacco—0.5%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	475,000	827,208

Energy—10.3%
Energy Equipment & Services—1.3%
Ensco plc, 5.20% Sr. Unsec. Nts., 3/15/25	219,000	226,264
Halliburton Co., 4.75% Sr. Unsec. Nts., 8/1/43	260,000	282,926
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25[2]	465,000	490,231
Nabors Industries, Inc., 4.625% Sr. Unsec. Nts., 9/15/21	424,000	422,061
Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	305,000	296,890

2 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Energy Equipment & Services (Continued)
Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	$195,000	$178,260
		1,896,632

Oil, Gas & Consumable Fuels—9.0%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	609,000	749,496
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	605,000	607,666
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	525,000	549,966
EnLink Midstream Partners LP:
2.70% Sr. Unsec. Nts., 4/1/19	1,170,000	1,170,370
4.40% Sr. Unsec. Nts., 4/1/24	400,000	417,098
Enterprise Products Operating LLC:
3.35% Sr. Unsec. Nts., 3/15/23	475,000	478,961
3.75% Sr. Unsec. Nts., 2/15/25	476,000	486,321
Kinder Morgan Energy Partners LP, 4.25% Sr. Unsec. Nts., 9/1/24	650,000	659,014
Kinder Morgan, Inc., 5% Sr. Unsec. Nts., 2/15/21[2]	380,000	410,592
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	370,000	387,040
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[2]	895,000	922,786
5.45% Sr. Unsec. Nts., 10/14/21[2]	589,000	656,472
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	217,000	215,745
Plains All American Pipeline LP/PAA Finance Corp., 3.60% Sr. Unsec. Nts., 11/1/24	900,000	903,856
Southwestern Energy Co., 4.95% Sr. Unsec. Nts., 1/23/25	760,000	791,136
Spectra Energy Partners LP:
4.50% Sr. Unsec. Nts., 3/15/45	220,000	215,457
4.60% Sr. Unsec. Nts., 6/15/21	400,000	438,500
4.75% Sr. Unsec. Nts., 3/15/24	428,000	474,678
Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22	1,260,000	1,273,988
Williams Partners LP:
3.60% Sr. Unsec. Nts., 3/15/22	31,000	30,903
4.00% Sr. Unsec. Nts., 11/15/21	400,000	414,826
4.50% Sr. Unsec. Nts., 11/15/23	730,000	760,988
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[2]	761,000	824,012
		13,839,871

Financials—25.7%
Capital Markets—6.4%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[2]	473,000	484,552
Blackstone Holdings Finance Co. LLC:
4.45% Sr. Unsec. Nts., 7/15/45[2]	84,000	82,278
5.00% Sr. Unsec. Nts., 6/15/44[2]	624,000	667,141
Credit Suisse Group Funding Guernsey Ltd., 3.75% Sr. Unsec. Nts., 3/26/25[2]	750,000	749,638
Deutsche Bank AG, 4.50% Sub. Nts., 4/1/25	775,000	758,869
Goldman Sachs Group, Inc. (The):
4.00% Sr. Unsec. Nts., 3/3/24	730,000	765,092
6.25% Sr. Unsec. Nts., 2/1/41	355,000	449,560
5.70% Jr. Sub. Perpetual Bonds, Series L1,3	751,000	757,571
KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[2]	615,000	627,739
Lazard Group LLC:
3.75% Sr. Unsec. Nts., 2/13/25	455,000	444,209
4.25% Sr. Unsec. Nts., 11/14/20	275,000	292,942

3 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Capital Markets (Continued)
Morgan Stanley:
4.30% Sr. Unsec. Nts., 1/27/45	$267,000	$263,543
5.00% Sub. Nts., 11/24/25	1,169,000	1,269,274
5.45% Jr. Sub. Perpetual Bonds, Series H1,3	790,000	796,913
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	669,000	764,533
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[1,3]	690,000	719,401
		9,893,255

Commercial Banks—9.0%
Bank of America Corp., 7.75% Jr. Sub. Nts., 5/14/38	611,000	851,069
Barclays plc, 3.65% Sr. Unsec. Nts., 3/16/25	609,000	602,244
CIT Group, Inc., 3.875% Sr. Unsec. Nts., 2/19/19	750,000	745,313
Citigroup, Inc.:
3.50% Sub. Nts., 5/15/23	370,000	366,532
5.50% Sub. Nts., 9/13/25	700,000	785,402
5.95% Jr. Sub. Perpetual Bonds, Series D1,3	770,000	768,075
Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[1,2,3]	765,000	758,306
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[1,3,4]	630,000	747,653
FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	629,000	651,626
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[1]	560,000	571,312
Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[2]	560,000	565,342
JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds, Series S1,3	820,000	899,786
Lloyds Banking Group plc:
6.413% Jr. Sub. Perpetual Bonds[1,2,3]	105,000	119,700
6.657% Jr. Sub. Perpetual Bonds[1,2,3]	565,000	647,631
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[1,3,4]	780,000	814,125
RBS Capital Trust II, 6.425% Jr. Sub. Perpetual Bonds[1,3]	640,000	740,800
Regions Bank, 7.50% Sub. Nts., 5/15/18	250,000	289,456
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,2,3]	590,000	619,500
Standard Chartered plc, 3.20% Sr. Unsec. Nts., 4/17/25[2]	40,000	38,940
SunTrust Banks, Inc., 5.625% Jr. Sub. Perpetual Bonds[1,3]	771,000	786,420
Wells Fargo & Co.:
3.90% Sr. Unsec. Nts., 5/1/45	81,000	78,584
5.875% Jr. Sub. Perpetual Bonds[1,3]	633,000	673,354
5.90% Jr. Sub. Perpetual Bonds, Series S1,3	699,000	733,950
		13,855,120

Consumer Finance—2.2%
Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31	570,000	717,488
Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	868,000	856,468
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	673,000	674,594
3.95% Sr. Unsec. Nts., 11/6/24	473,000	479,779
Synchrony Financial:
2.70% Sr. Unsec. Nts., 2/3/20	377,000	378,293
3.75% Sr. Unsec. Nts., 8/15/21	195,000	201,609
		3,308,231

4 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Financial Services—0.9%
PacifiCorp, 4.10% Sr. Sec. Nts., 2/1/42	$170,000	$179,056
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[2]	381,000	386,725
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[1]	713,000	750,433
		1,316,214

Insurance—5.4%
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	376,000	408,244
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[2]	563,000	602,120
Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[2]	572,000	606,799
4.85% Sr. Unsec. Nts., 8/1/44[2]	419,000	437,936
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[1]	2,155,000	2,068,800
Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[1]	309,000	318,656
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,3,4]	1,946,000	2,038,435
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[2]	706,000	741,624
XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[1,3]	440,000	388,300
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[1,4]	578,000	615,570
		8,226,484

Real Estate Investment Trusts (REITs)—1.3%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	330,000	364,556
5.90% Sr. Unsec. Nts., 11/1/21	520,000	595,581
Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23	720,000	729,000
Hospitality Properties Trust, 4.65% Sr. Unsec. Nts., 3/15/24	342,000	352,212
		2,041,349

Real Estate Management & Development—0.5%
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	726,000	727,964
Health Care—5.7%
Biotechnology—0.3%
Amgen, Inc.:
2.125% Sr. Unsec. Nts., 5/1/20	63,000	62,752
3.125% Sr. Unsec. Nts., 5/1/25	80,000	79,024
Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	270,000	327,381
		469,157

Health Care Equipment & Supplies—0.8%
Becton Dickinson & Co., 3.875% Sr. Unsec. Nts., 5/15/24	379,000	395,042
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45[2]	484,000	522,435
Zimmer Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	298,000	298,593
		1,216,070
Health Care Providers & Services—2.5%
Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	619,000	634,041
CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21	600,000	625,500
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	405,000	445,500
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	1,129,000	1,127,524
LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	615,000	647,964

5 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Providers & Services (Continued)
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	$245,000	$272,227
		3,752,756

Life Sciences Tools & Services—0.2%
Thermo Fisher Scientific, Inc., 4.15% Sr. Unsec. Nts., 2/1/24	301,000	322,441

Pharmaceuticals—1.9%
Actavis Funding SCS:
3.80% Sr. Unsec. Nts., 3/15/25	856,000	867,327
4.75% Sr. Unsec. Nts., 3/15/45	516,000	522,285
Eli Lilly & Co., 5.95% Sr. Unsec. Unsub. Nts., 11/15/37	320,000	412,752
GlaxoSmithKline Capital, Inc., 6.375% Sr. Unsec. Unsub. Nts., 5/15/38	190,000	250,340
Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	400,000	456,154
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	448,000	449,120
		2,957,978

Industrials—9.0%
Aerospace & Defense—1.4%
BAE Systems Holdings, Inc., 3.80% Sr. Unsec. Nts., 10/7/24[2]	711,000	744,535
L-3 Communications Corp., 3.95% Sr. Unsec. Nts., 5/28/24	569,000	578,528
Lockheed Martin Corp., 4.07% Sr. Unsec. Nts., 12/15/42	300,000	289,805
Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	230,000	236,103
4.30% Sr. Unsec. Nts., 3/1/24	327,000	347,709
		2,196,680

Air Freight & Couriers—0.2%
United Parcel Service, Inc., 6.20% Sr. Unsec. Nts., 1/15/38	225,000	300,071

Building Products—0.6%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	799,000	829,996

Commercial Services & Supplies—1.6%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	401,000	415,035
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	974,000	1,009,669
R.R. Donnelley & Sons Co., 7.625% Sr. Unsec. Nts., 6/15/20	680,000	786,250
Republic Services, Inc., 5.70% Sr. Unsec. Nts., 5/15/41	225,000	274,804
		2,485,758

Electrical Equipment—0.3%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	387,000	402,964

Industrial Conglomerates—0.9%
General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B1,3	1,260,000	1,423,800
Machinery—1.2%
Caterpillar, Inc., 4.30% Sr. Unsec. Nts., 5/15/44	470,000	497,335
Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	332,000	358,805
Deere & Co., 3.90% Sr. Unsec. Nts., 6/9/42	250,000	250,902

6 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Machinery (Continued)
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	$722,000	$769,619
		1,876,661

Professional Services—0.5%
Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	745,000	760,831

Road & Rail—1.4%
Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	615,000	624,413
ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[2]	292,000	289,241
Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	625,000	614,662
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.25% Sr. Unsec. Nts., 1/17/23[2]	643,000	665,800
		2,194,116

Trading Companies & Distributors—0.9%
Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	724,000	751,150
International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	570,000	621,386
		1,372,536
Information Technology—4.0%
Communications Equipment—0.8%
Cisco Systems, Inc., 3.625% Sr. Unsec. Nts., 3/4/24	375,000	398,274
Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	800,000	788,092
		1,186,366
Electronic Equipment, Instruments, & Components—0.7%
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	575,000	632,235
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	435,000	465,050
		1,097,285

Internet Software & Services—0.4%
VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25[2]	540,000	559,548

IT Services—0.4%
Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23	565,000	569,738

Semiconductors & Semiconductor Equipment—0.7%
Intel Corp., 4.25% Sr. Unsec. Unsub. Nts., 12/15/42	300,000	303,511
Micron Technology, Inc., 5.50% Sr. Unsec. Nts., 2/1/25[2]	720,000	718,200
		1,021,711

Software—0.7%
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[2]	710,000	738,400
Oracle Corp., 5.375% Sr. Unsec. Unsub. Nts., 7/15/40	320,000	376,540
		1,114,940

7 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Technology Hardware, Storage & Peripherals—0.3%
Apple, Inc., 4.45% Sr. Unsec. Nts., 5/6/44	$481,000	$510,426

Materials—6.6%
Chemicals—2.3%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	392,000	389,363
4.125% Sr. Unsec. Nts., 3/15/35	196,000	189,707
Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	570,000	582,537
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	550,000	576,125
Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	600,000	626,250
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	665,000	659,961
Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	235,000	235,847
Valspar Corp. (The), 3.30% Sr. Unsec. Nts., 2/1/25	222,000	221,706
		3,481,496

Construction Materials—0.5%
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[2]	706,000	739,535

Containers & Packaging—2.2%
Ball Corp., 4% Sr. Unsec. Nts., 11/15/23	600,000	591,000
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	600,000	606,000
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	223,000	225,320
4.50% Sr. Unsec. Nts., 11/1/23	440,000	471,092
Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	860,000	894,407
Silgan Holdings, Inc., 5% Sr. Unsec. Nts., 4/1/20	529,000	551,482
		3,339,301

Metals & Mining—1.5%
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	250,000	255,390
Freeport-McMoRan, Inc., 3.875% Sr. Unsec. Nts., 3/15/23	595,000	560,942
Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[2]	440,000	454,920
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	340,000	344,535
Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24	675,000	676,658
		2,292,445

Paper & Forest Products—0.1%
International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	230,000	231,852

Telecommunication Services—6.1%
Diversified Telecommunication Services—5.5%
AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	1,160,000	1,073,282
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	506,000	821,505
CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	600,000	648,000
Frontier Communications Corp., 7.625% Sr. Unsec. Nts., 4/15/24	710,000	726,862
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	560,000	667,800
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	425,000	564,578
T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	730,000	765,587
Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	402,000	407,709

8 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Verizon Communications, Inc.: (Continued)
4.50% Sr. Unsec. Nts., 9/15/20	$1,195,000	$1,309,091
4.522% Sr. Unsec. Nts., 9/15/48[2]	1,254,000	1,198,642
5.012% Sr. Unsec. Nts., 8/21/54	354,000	351,808
		8,534,864

Wireless Telecommunication Services—0.6%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	422,000	420,966
Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	230,000	221,637
6.25% Sr. Unsec. Nts., 11/30/32	213,000	255,090
		897,693

Utilities—7.5%
Electric Utilities—4.5%
American Transmission Systems, Inc.:
5.00% Sr. Unsec. Nts., 9/1/44[2]	269,000	296,705
5.25% Sr. Unsec. Nts., 1/15/22[2]	460,000	521,944
Constellation Energy Group, Inc., 5.15% Sr. Unsec. Nts., 12/1/20	515,000	575,923
Duke Energy Florida, Inc., 3.85% Sec. Nts., 11/15/42	500,000	508,192
EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[2]	663,000	715,569
Electricite de France SA, 4.875% Sr. Unsec. Nts., 1/22/44[2]	225,000	245,500
Florida Power & Light Co., 5.40% Sr. Sec. Nts., 9/1/35	280,000	348,805
ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24	667,000	688,152
5.30% Sr. Unsec. Nts., 7/1/43	213,000	246,566
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	125,000	138,864
PPL Capital Funding, Inc.:
3.50% Sr. Unsec. Unsub. Nts., 12/1/22	550,000	571,431
4.20% Sr. Sec. Nts., 6/15/22	569,000	612,320
PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	858,000	978,476
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[2]	488,000	505,571
		6,954,018

Independent Power and Renewable Electricity Producers—0.5%
NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24[2]	700,000	729,750

Multi-Utilities—2.5%
Berkshire Hathaway Energy Co., 4.50% Sr. Unsec. Nts., 2/1/45	322,000	345,624
Boston Gas Co., 4.487% Sr. Unsec. Nts., 2/15/42[2]	275,000	302,247
CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	361,000	383,160
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	916,000	1,036,785
Consolidated Edison Co. of New York, Inc., 4.625% Sr. Unsec. Nts., 12/1/54	218,000	235,354
Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44	244,000	257,841
Niagara Mohawk Power Corp., 2.721% Sr. Unsec. Nts., 11/28/22[2]	370,000	369,882
NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	325,000	359,491
Pacific Gas & Electric Co., 4.50% Sr. Unsec. Unsub. Nts., 12/15/41	168,000	183,600

9 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Multi-Utilities (Continued)
Virginia Electric & Power Co., 4.45% Sr. Unsec. Nts., 2/15/44	$325,000	$355,856
		3,829,840
Total Corporate Bonds and Notes (Cost $135,646,464)		139,557,457

	Shares
Investment Company—6.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.13%[5,6] (Cost $9,843,983)	9,843,983	9,843,983
Total Investments, at Value (Cost $145,955,206)	97.7%	149,893,159
Net Other Assets (Liabilities)	2.3	3,581,470
Net Assets	100.0%	$153,474,629

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $26,199,429 or 17.07% of the Fund’s net assets as of April 30, 2015.

3. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

4. Restricted security. The aggregate value of restricted securities as of April 30, 2015 was $4,215,783, which represents 2.75% of the Fund’s net assets. See Note 3 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	10/27/14-11/13/14	$721,693	$747,653	$25,960
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	5/1/13-5/8/13	788,947	814,125	25,178
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	9/21/10-2/3/15	1,988,631	2,038,435	49,804
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13-12/8/14	604,091	615,570	11,479
		$4,103,362	$4,215,783	$112,421

10 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended April 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares July 31, 2014	Gross Additions	Gross Reductions	Shares April 30, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	5,684,706	62,398,766	58,239,489	9,843,983

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$9,843,983	$6,972

6. Rate shown is the 7-day yield as of April 30, 2015.

Futures Contracts as of April 30, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Buy	6/19/15	5	$797,969	$1,644
United States Treasury Nts., 2 yr.	CBT	Buy	6/30/15	230	50,431,094	164,875
United States Treasury Nts., 5 yr.	CBT	Buy	6/30/15	4	480,531	17
United States Treasury Nts., 10 yr.	CBT	Sell	6/20/15	243	31,195,125	(87,220)

						$79,316

Glossary:
Exchange Abbreviations
CBT	Chicago Board of Trade

11 OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS April 30, 2015 Unaudited

1. Organization

Oppenheimer Corporate Bond Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

12 OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or

13 OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of April 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$491,719	$—	$491,719
Corporate Bonds and Notes	—	139,557,457	—	139,557,457
Investment Company	9,843,983	—	—	9,843,983

14 OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Total Investments, at Value	$9,843,983	$140,049,176	$—	$149,893,159
Other Financial Instruments:
Futures contracts	166,536	—	—	166,536

Total Assets	$10,010,519	$140,049,176	$—	$150,059,695

Liabilities Table
Other Financial Instruments:
Futures contracts	$(87,220)	$—	$—	$(87,220)

Total Liabilities	$(87,220)	$—	$—	$(87,220)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially

15 OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)

fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of April 30, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$ 603,209
Sold securities	602,956

Restricted Securities. As of April 30, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

4. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

16 OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Risk Exposures and the Use of Derivative Instruments (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures

17 OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Risk Exposures and the Use of Derivative Instruments (Continued)

contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended April 30, 2015, the Fund had an ending monthly average market value of $37,510,650 and $25,832,400 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as

18 OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Risk Exposures and the Use of Derivative Instruments (Continued)

compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

19 OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Federal Taxes (Continued)

Federal tax cost of securities	$145,975,181
Federal tax cost of other investments	20,435,153

Total federal tax cost	$166,410,334

Gross unrealized appreciation	$4,417,768
Gross unrealized depreciation	(420,474)

Net unrealized appreciation	$3,997,294

20 OPPENHEIMER CORPORATE BOND FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Corporate Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/11/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/11/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	6/11/2015